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EXHIBIT 10.87

THIS NOTE HAS BEEN ISSUED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH SUCH REQUIREMENTS OR A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE OBLIGOR THAT SUCH TRANSFER WILL NOT RESULT IN ANY VIOLATION OF SUCH LAWS OR AFFECT THE LEGALITY OF ITS ISSUANCE.

                             ATARI INTERACTIVE, INC.

                                 PROMISSORY NOTE

US $2,620,280.00                                                  MARCH 31, 2004

      WHEREAS, in 2001, Hasbro Interactive, Inc. (now known as Atari Interactive, Inc.), a Delaware corporation (the "Obligor"), issued or authorized trade credits to Toys R' Us ("Toys");

      WHEREAS, in February 2004, Toys deducted a portion of such credits totaling $2,620,280 (the "Toys Credits") from trade amounts payable by Toys to Atari, Inc., a Delaware corporation (the "Holder");

      WHEREAS, the Toys Credits, by their terms, are not valid after one year from the date of issuance and therefore the Holder is negotiating with Toys with respect to the validity of the deduction of the Toys Credit from amounts payable to the Holder; and

      WHEREAS, the Obligor and its parent entity, Infogrames Entertainment, S.A. ("IESA"), agree that currently the Toys Credits are due and owing to the Holder and that payment of such amount (or the Allowable Credit) shall be made in accordance with the terms of this Note.

      FOR VALUE RECEIVED, the Obligor hereby promises to pay to the order of the Holder, the principal sum of Two Million Six Hundred Twenty Thousand Two Hundred Eighty Dollars ($2,620,280) or the Allowable Credit amount (as defined below), with interest on the outstanding principal amount at the rate per annum equal to the applicable Prime rate (as quoted in the Wall Street Journal on the second to last business day of each month) plus 1.25%, payable as set forth below.

      1. Payments of Principal and Interest. Subject to the set off and acceleration provisions hereof, the principal due hereunder shall be payable in the following manner and on the following dates (each, a "Maturity Date"):

                  (a) if prior to September 30, 2004, the Holder and Toys shall negotiate an allowable credit amount equal to or lesser than $2,620,280 (the "Allowable

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            Credit"), then the Allowable Credit amount shall be paid to the
            Holder on the fifth (5th) business day following resolution thereof; or

                  (b) if Toys and the Holder shall not have resolved the amount of the Allowable Credit prior to September 30, 2004, then $2,620,280 shall be paid to the Holder on September 30, 2004 (with necessary accounting adjustments to be made upon resolution of the Allowable Credit).

            Obligor shall pay interest to Holder in arrears on the Maturity Date with respect to any interest that has then accrued and is unpaid under this Note. Interest shall be calculated on the basis of a year of 360 days and for the number of days actually elapsed and shall be calculated based upon a principal amount outstanding of $2,620,280. In the event that any payment to be made hereunder shall be or become due on a Saturday, Sunday or any other day which is a legal bank holiday under the laws of the State of New York, such payment shall be or become due on the next succeeding business day. Any amounts of interest and principal not paid when due shall bear interest at the maximum rate of interest allowed by applicable law. All payments shall be applied first to accrued interest and thereafter to principal. The payments of principal and interest hereunder shall be made in coin or currency of the United States of America which at the time of payment shall be legal tender therein for the payment of public and private debts. All payments by Obligor under this Note shall be subject to the Holder's right of set-off and acceleration set forth herein and shall otherwise be free and clear without any deduction or withholding for any taxes or fees of any nature whatsoever, unless the obligation to make such deduction or withholding is imposed by law. The Obligor shall pay and save the Holder harmless from all liabilities with respect to or resulting from any delay or omission to make any such deduction or withholding required by law.

      2. Prepayment. The Obligor shall have the right at any time to prepay the principal hereof in whole or in part, without premium or penalty, upon giving at least five (5) days prior written notice of such prepayment to the Holder, provided that interest on the principal hereof to be so prepaid, accrued to the date of such prepayment, shall be paid concurrently therewith.

      3. Set-Off and Acceleration Rights of Holder. In the event that the Obligor fails to make any payment due hereunder on the applicable Maturity Date or earlier Event of Default, the Holder shall have the right to immediately set off the full amount of such delinquent payment(s) against any amounts then payable by the Holder to the Obligor, IESA, Paradigm Entertainment, Inc. or any subsidiary or affiliate entity of any of the above (collectively, the "Obligor Group Payables"), such set off to be allocated amongst the Obligor Group Payables in the Holder's sole discretion.

      4.    Covenants. The Obligor covenants and agrees that, so long as this
            Note is outstanding and until payment in full of this Note, and the performance by the Obligor of all its other obligations arising hereunder, without the prior written consent of the Holder, the Obligor shall not create, incur, assume, or suffer to exist any indebtedness, except (i) indebtedness incurred pursuant to this Note, (ii)

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            indebtedness outstanding on the date hereof and set forth on
            Schedule A hereto; (iii) indebtedness to IESA; and (iv) trade credit in the ordinary course of business.

            (b) The Obligor covenants and agrees that, so long as this Note is outstanding and until payment in full of this Note, and the performance by the Obligor of all its other obligations arising hereunder, without the prior written consent of the Holder, the Obligor shall not transfer, assign, sell, pledge or otherwise dispose of or encumber the 2,000,000 shares of Common Stock, $0.01 par value, of the Holder issued in the name of the Obligor (the "Shares"). The Obligor further covenants and agrees that if all amounts hereunder are not paid in full on or before the applicable Maturity Date or earlier Event of Default, the Obligor shall within five (5) business days of the applicable Maturity Date or earlier Event of Default either (i) sell the Shares, in accordance with all applicable securities laws and Atari, Inc. policies, to any one or more third party purchasers and remit all proceeds from such sale(s) to the Holder, or (ii) transfer the Shares to the Holder at a per share price equal to the then current fair market value (as determined by the average closing price of the Common Stock of the Holder on the NASDAQ National Market (or such other market upon which the Common Stock of the Holder may then be trading) for the ten (10) trading days prior to the applicable Maturity Date or earlier Event of Default). Any monies or value received by the Holder as a result of the sale(s)/transfer contemplated by the preceding sentence shall be applied by the Holder against the Obligor Group Payables and shall be allocated amongst the Obligor Group Payables in the Holder's sole discretion.

      5. No Waiver. No failure or delay by the Holder in exercising any right, power or privilege under this Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. No course of dealing between the Obligor and any other party acknowledging and agreeing to the terms hereof and the Holder shall operate as a waiver of any rights by the Holder.

      6. Waiver of Presentment and Notice of Dishonor. The Obligor and all endorsers, guarantors and other parties that may be liable under this Note hereby waive presentment, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

      7. Assignability/Replacement. The Holder may not assign or transfer this Note without the prior written consent of the Obligor other than to any affiliate of the Holder. The Obligor may not assign or delegate its rights or obligations hereunder without the prior written consent of Holder. The respective covenants and agreements of the Obligor, any other party acknowledging and agreeing to the terms hereof and the Holder under this Note shall be binding upon each of them and their respective successors and assigns. Upon receipt by the Obligor of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, the Obligor shall make and deliver a new Note of like tenor, in lieu of this Note, if
            (a) in case of loss, theft or destruction, the Obligor receives indemnity or security

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            reasonably satisfactory to it, and (b) in the case of mutilation, this Note is surrendered and canceled.

      8. Place of Payment. All payments of principal of this Note and the interest due thereon shall be made (a) via wire transfer to the following account:

            Bank: JP Morgan Chase
            Bank ABA#: 021000021
            Account#: ******(1)
            Account Name: Atari, Inc.

            or (b) to such other account, or at such other place, as the Holder may from time to time designate in writing to the Obligor.

      9. Events of Default. "Event of Default," wherever used herein, means any one of the following events (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) failure to (i) pay any principal or interest on this Note on or before the applicable Maturity Date and such amounts are not set off in accordance with the terms hereof or otherwise fully settled pursuant to the terms of Section 4(b) hereof or
                  (ii) perform or observe any covenants of the Obligor set forth herein;

            (b)   if the Obligor shall:

                  (i) admit in writing its inability to pay its debts generally as they become due;

                  (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act;

                  (iii) make an assignment for the benefit of creditors;

                  (iv) consent to the appointment of a receiver of the whole or any substantial part of its property;

                  (v) on a petition in bankruptcy filed against it, be adjudicated a bankrupt; or

                  (vi) file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof;

            (c) if a court of competent jurisdiction shall enter an order, judgment, or decree appointing, without the consent of the Obligor, a receiver of the whole or

------------------
(1) Material omitted pursuant to a request for confidential treatment and filed separately.

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                  any substantial part of the Obligor's property, and such
                  order, judgment or decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof;

            (d) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the whole or any substantial part of the Obligor's property and such custody or control shall not be terminated or stayed within thirty (30) days from the date of assumption of such custody or control; or

            (e) if the Obligor is in default with respect to any of its senior indebtedness.

      10. Acceleration of Maturity; Remedies. (a) In case an Event of Default described in clause (a) of Section 9 above, shall have occurred and be continuing, the Holder may, by written notice to the Obligor, declare the Note then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Note so declared to be due and payable, together with accrued interest thereon and all fees shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Obligor. In case of any Event of Default described in clauses
            (b), (c), (d) and (e) of Section 9 above, the principal of the Note then outstanding, together with accrued interest thereon and all fees shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Obligor.

            (b)The Holder may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or the Holder may proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of the Holder. The Obligor further promises to pay reasonable attorney's fees, court costs and other expenses, losses, charges, damages incurred or advances made by the Holder in the protection and enforcement of its rights or caused by the Obligor's default under the terms of this Note.

      11. Amendments. Any term of this Note may be amended only with the written consent of the Obligor and the Holder. Any amendment effected in accordance with this Section 11 shall be binding upon the Holder of this Note, each future holder of this Note and the Obligor and any other party acknowledging and agreeing to the terms hereof.

      12. Notices. Unless otherwise provided, any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon delivery by facsimile transmission, or upon the third business day after deposit with the United States Post Office, postage prepaid and addressed to the party to be notified at the address indicated for

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            such party on the signature page hereof, or at such other address as such party may designate by five (5) days advance written notice to the other party.

      13. Severability. In the event that one or more of the provisions of this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      14. Governing Law. This Note and the rights and obligations of the Obligor and the Holder and any other party acknowledging and agreeing to the terms hereof shall be governed by and construed in accordance with the laws of the State of New York (without regard to the principles of conflicts of laws thereof).

                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and delivered on the date first written above.

                                          ATARI INTERACTIVE, INC.

                                          By: /s/ Harry M. Rubin
                                              -------------------------------
                                              Name:  Harry M. Rubin
                                              Title: Senior Executive Vice
                                                     President

                                             Address: 50 Dunham Road
                                                      Beverly, MA 01915
                                                      Fax: 978-921-3520

AGREED TO BY HOLDER:

ATARI, INC.

By: /s/ Lisa S. Rothblum
   ------------------------------------
   Name:  Lisa S. Rothblum
   Title: Assistant Secretary

Address: 417 Fifth Avenue, 8th Floor
         New York, NY 10016
         Fax: 212-726-4239

ACKNOWLEDGED AND AGREED:

INFOGRAMES ENTERTAINMENT, S.A.

By: /s/ Frederic Chesnais
   ------------------------------------
   Name:  Frederic Chesnais
   Title: Director General Delegue

Address: 1 Place Verazzano
         69252 Lyon Cedex 09
         France
         Fax: +33 (0)4 37 64 30 01

                       [SIGNATURE PAGE TO PROMISSORY NOTE]

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PARADIGM ENTERTAINMENT, INC.

By: /s/ Harry M. Rubin
    -----------------------------------
   Name: Harry M. Rubin
   Title: Senior Executive Vice President

Address: 1628 Valwood Parkway, #110
         Carrollton, Texas 75006
         Fax: 972-488-6317

                       [SIGNATURE PAGE TO PROMISSORY NOTE]

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                                   SCHEDULE A

                          OUTSTANDING DEBT OBLIGATIONS

                                      None.